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                                                                    EXHIBIT 99.9


DEBTOR: CRUISE AMERICA TRAVEL, INCORPORATED          CASE NUMBER: 01-10966 (JCA)


                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Cruise America Travel, Incorporated was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






/s/ STEVE MOELLER
------------------------------
Steve Moeller
Director, Accounting